UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TRIANGLE PETROLEUM CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRIANGLE PETROLEUM CORPORATION
SUITE 1250, 521-3RD AVENUE SW
CALGARY, ALBERTA
CANADA T2P 3T3
TELEPHONE:  (403) 262-4471

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of the stockholders of Triangle Petroleum Corporation (the “Company”) will be held on Wednesday, July 8, 2009, at 11:00 a.m. local time at the Company’s offices located at Suite 1250, 521-3rd Avenue SW, Calgary, Alberta T2P 3T3, Canada for the purposes of:

1.	Electing the four (4) Directors nominated by the Company to hold office until the next annual meeting of stockholders;

2.	Ratifying the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2010;

3.	Ratifying the Company’s new Incentive Stock Option Plan;

4.
Amending the Company's Articles of Incorporation to increase the number of shares of authorized common stock, par value $0.0001 per share (the “Common Stock”) from 100,000,000 to 150,000,000 shares; and

5.	Transacting such other business as may properly come before the meeting or any adjournments thereof.

Only stockholders of record at the close of business on May 20, 2009, will be entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof.  The proxy materials will be furnished to stockholders on or about *, 2009.

The Company is pleased to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet.  The Company believes these rules allow it to provide you with the information you need while lowering the Company’s costs.

By Order of the Board of Directors

/s/ Mark Gustafson
Chairman

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, TO ENSURE THAT YOUR VOTE IS COUNTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE.

TRIANGLE PETROLEUM CORPORATION
SUITE 1250, 521-3RD AVENUE SW
CALGARY, ALBERTA
CANADA T2P 3T3
TELEPHONE:  (403) 262-4471

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JULY 8, 2009

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Triangle Petroleum Corporation (the “Company”), for use at the annual meeting of the Company’s stockholders to be held at the Company’s offices located at Suite 1250, 521-3rd Avenue SW, Calgary, Alberta T2P 3T3, Canada on July 8, 2009, at 11:00 a.m. local time and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about *, 2009.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

INTERNET AND ELECTRONIC AVAILABILITY OF PROXY MATERIALS

Under new rules adopted by the Securities and Exchange Commission (the “SEC”), the Company is making this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009 available on the Internet instead of mailing a printed copy of these materials to each stockholder. Stockholders who received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail will not receive a printed copy of these materials other than as described below. Instead, the Notice contains instructions as to how stockholders may access and review all of the important information contained in the materials on the Internet, including how stockholders may submit proxies by telephone or over the Internet.

If you received the Notice by mail and would prefer to receive a printed copy of the Company’s proxy materials, please follow the instructions for requesting printed copies included in the Notice.

RECORD DATE

Stockholders of record at the close of business on May 20, 2009, will be entitled to receive notice of, attend and vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely,  Mark Gustafson, our Chief Executive Officer, and Shaun Toker, our Chief Financial Officer, or either one of them who acts, will vote:

•
FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the 2010 annual meeting of stockholders (or until successors are duly elected and qualified);

•	FOR the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2010;

•	FOR the ratification of the Company’s new Incentive Stock Option Plan;

•	FOR the amending the Company's Articles of Incorporation to increase the number of shares of Common Stock from 100,000,000 to 150,000,000 shares; and

•	According to their judgment, on the transaction of such matters or other business as may properly come before the meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of May 7, 2009, there were 69,926,043 shares of Common Stock issued and outstanding, which constitute all of the outstanding capital stock of the Company.  The Company does not expect its shares of Common Stock issued and outstanding to change as of our record date.  Stockholders are entitled to one vote for each share of Common Stock held by them.

10% of the outstanding shares, or 6,992,605 shares, present in person or represented by proxy, will constitute a quorum at the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the annual meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, all of our proposals at this meeting, except for the amendment to our Articles of Incorporation, are considered “routine” matters, and brokers are entitled to vote uninstructed shares with respect to these proposals.  The proposal to amend our Articles of Incorporation is non-routine, therefore, brokers are not entitled to vote on that matter unless the brokers receive voting instructions from their customers.  As a result, it is very important that all of the Company’s beneficial owners provide instruction to their brokers on how to vote their shares.

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows:

•
Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote;

•
The proposal to amend the Articles of Incorporation to increase the number of authorized shares of Common Stock will require the affirmative vote of at least a majority of the Company’s outstanding shares of Common Stock.  Thus, any abstentions, “broker non-votes” (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against amending the Company's Articles of Incorporation; and

•
For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving these materials?

Triangle Petroleum Corporation has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the annual meeting of stockholders to be held on July 8, 2009 at 11:00 a.m. local time at the Company’s offices located at Suite 1250, 521-3rd Avenue SW, Calgary, Alberta T2P 3T3.  These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision. We are furnishing our proxy materials to all stockholders of record entitled to vote at the annual meeting on or about *, 2009.

In this proxy statement, Triangle Petroleum Corporation is referred to as “the Company,” “we,” “us” or “our”.

What is included in these materials?

These materials include:

•	this proxy statement for the annual meeting; and

•	the Company’s annual report on Form 10-K for the fiscal year ended January 31, 2009, as filed with the SEC on April 9, 2009.

If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the annual meeting.

What is the proxy card?

The proxy card enables you to appoint Mark Gustafson, our Chief Executive Officer, and Shaun Toker, our Chief Financial Officer, as your representative at the annual meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting.

What items will be voted on?

You are being asked to vote on the election of the four nominated members of our Board of Directors, ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2010, ratification of the Company’s new Incentive Stock Option Plan, and amending the Company's Articles of Incorporation to increase the number of shares of Common Stock from 100,000,000 to 150,000,000 shares.  We will also transact any other business that properly comes before the annual meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that you vote your shares FOR each of the four persons nominated for director, FOR ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2010, FOR ratification of the Company’s new Incentive Stock Option Plan, and FOR amending the Company's Articles of Incorporation to increase the number of shares of Common Stock from 100,000,000 to 150,000,000 shares.

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, the Company has elected to provide access to its proxy materials over the Internet. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s beneficial owners. All shareholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, shareholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

What does it mean if I receive more than one Notice?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please follow the directions on each Notice to ensure that all of your shares are voted.

How can I get electronic access to the proxy materials?

The Notice will provide you with instructions regarding how to:

 •   view the Company’s proxy materials for the annual meeting on the Internet;

•    request hard copies of the materials; and

•  instruct the Company to send future proxy materials to you electronically by email.

Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company’s annual meetings on the environment. If you choose to receive future proxy materials by email, you will receive an email message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by email will remain in effect until you terminate it.

Who can vote at the annual meeting of stockholders?

There were 69,926,043 shares of Common Stock outstanding on May 7, 2009 held by 37 holders of record.  Only stockholders of record at the close of business on May 20, 2009 are entitled to receive notice of, to attend, and to vote at the annual meeting. Each share is entitled to one vote. All shares of Common Stock shall vote together as a single class.  Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management” on page 19 of this proxy statement.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on May 20, 2009, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered a stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company.  If you request printed copies of the proxy materials by mail, you will receive a proxy card. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the annual meeting, if you do not vote over the Internet, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on May 20, 2009, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from the organization. If you request printed copies of the proxy materials by mail, you will receive a vote instruction form.

How do I vote?

Shareholders of Record.  If you are a stockholder of record, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by calling the toll free number found on the proxy card.

•	By Mail. If you request printed copies of the proxy materials by mail, you may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	In Person. You may attend and vote at the annual meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.

•	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll free number found on the vote instruction form.

•
By Mail.  If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the annual meeting, you must obtain a legal proxy from the organization that holds your shares.

What if I change my mind after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. You may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the annual meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the annual meeting and voting in person. However, your attendance at the meeting will not automatically revoke your proxy unless you vote again at the meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Corporate Secretary at Suite 1250, 521-3rd Avenue SW, Calgary, Alberta T2P 3T3, Canada, a written notice of revocation prior to the annual meeting.

Please note, however, that if your shares are held of record by an organization, you must instruct them that you wish to change your vote by following the procedures on the voting form provided to you by the organization. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the organization holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

How are proxies voted?

All valid proxies received prior to the annual meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

Shareholders of Record.  If you are a stockholder of record and you:

•	indicate when voting by telephone that you wish to vote as recommended by the Board, or

•   sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the annual meeting.

Beneficial Owners of Shares Held in Street Name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.

How many votes are required to elect the nominated persons to our Board of Directors?

The affirmative vote of a plurality of the votes cast at the meeting of the stockholders by the holders of shares of Common Stock entitled to vote in the election are required to elect each director.  This means that the nominees who receive the most votes will be elected to the open director positions, to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified or until the director’s earlier resignation or removal.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•   as necessary to meet applicable legal requirements;

•   to allow for the tabulation and certification of votes; and

•   to facilitate a successful proxy solicitation.

Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

Where do I find the voting results of the annual meeting?

We will announce voting results at the annual meeting and also in our Form 10-Q for the quarter ended July 31, 2009, which we anticipate filing in September 2009.

Who can help answer my questions?

You can contact our corporate headquarters, at Triangle Petroleum Corporation, Suite 1250, 521-3rd Avenue SW, Calgary, Alberta T2P 3T3, Canada, or by sending a letter to Shaun Toker, our Chief Financial Officer, with any questions about the proposal described in this proxy statement or how to execute your vote.

PROPOSAL 1 — ELECTION OF DIRECTORS

Information about the Nominees

Our By-laws currently specify that the number of directors shall be at least one and no more than 13 persons, unless otherwise determined by a vote of the majority of the Board of Directors.  Our Board of Directors currently consists of four (4) persons and all of them have been nominated by the Company to stand for re-election. Each director is elected or nominated to the Board of Directors until the following annual meeting of stockholders and until his or her successor has been elected and qualified or until the director’s earlier resignation or removal.

The following table and biographies describe for each nominee his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed as director, and his directorships with other companies whose securities are registered with the SEC.

Name	Age	Position
Mark G. Gustafson	49	Chairman of the Board and Chief Executive Officer Chief Executive Officer – Elmworth Energy Corporation
Stephen A. Holditch (1)	62	Director
David L. Bradshaw (1)	54	Director
Randal Matkaluk (1)	50	Director

(1) Independent Director, Member of Audit Committee, Member of Compensation Committee

Mark Gustafson has been our Chief Executive Officer and a Director since May 2005.  Between May 2005 and August 2008, Mr. Gustafson was our President and between August 2007 and August 2008, Mr. Gustafson was our Secretary. From September 2004 until January 2006, Mr. Gustafson had been the President and CEO of Torrent Energy Corporation, and between September 2004 and October 2006, Mr. Gustafson had been the Chairman and a director of Torrent, an Oregon based coalbed methane exploration company. Between April 1999 and August 2004, Mr. Gustafson was President of MGG Consulting, a private consulting firm. While at MGG Consulting, Mr. Gustafson provided consulting services to investment banks, oil and gas companies, and was a consultant Chief Financial Officer to several private companies. From August 1997 until March 1999, Mr. Gustafson was the President, Chief Executive Officer and a Director of Total Energy Services Ltd., a Calgary-based oilfield rental and gas compression company. Mr. Gustafson received his Chartered Accountant designation with Price Waterhouse in 1983 and received a Bachelor’s Degree in Business Administration from Wilfrid Laurier University in 1981.

Stephen A. Holditch has been a director of Triangle Petroleum Corporation since February 2006. Since January 2004, Mr. Holditch has been the Head of the Department of Petroleum Engineering at Texas A&M University. Since 1976 through the present, Mr. Holditch has been a faculty member at Texas A&M University, as an Assistant Professor, Associate Professor, Professor and Professor Emeritus. Since its founding in 1977 until 1997, when it was acquired by Schlumberger Technology Corporation, Mr. Holditch was the Founder and President of S.A. Holditch & Associates, Inc., a petroleum technology consulting firm providing analysis of low permeability gas reservoirs and designing hydraulic fracture treatments. Mr. Holditch previously worked for Shell Oil Company and Pan American Petroleum Corporation. Mr. Holditch is a registered Professional Engineer in Texas, has received numerous honors, awards and recognitions and has authored or co-authored over 100 publications on the oil and gas industry. Mr. Holditch received his B.S., M.S. and Ph.D. in Petroleum Engineering from Texas A&M University in 1969, 1970 and 1976, respectively.

David L. Bradshaw has been a director of Triangle Petroleum Corporation since August 2007. Mr. Bradshaw is currently the owner of Waterton Resources, LLC, an oil and gas exploration investment company. Mr. Bradshaw was Managing Director of Comet Ridge Ltd. (Australian Stock Exchange) from September to November 2008 and Director from November 2007 to November 2008. Between August and November 2007, Mr. Bradshaw was interim Chief Executive Officer Trident Resources Corp. Between April and October 2006, Mr. Bradshaw was a director of Trident Resources Corp. Between January 1990 and October 2005, Mr. Bradshaw held several positions at Tipperary Corporation, a publicly listed company, including Director (January 1990 - October 2005), Chairman (1997 - 2005), Chief Financial Officer (1990 - 1996), Chief Operating Officer (1993-1996) and Chief Executive Officer (1996 - October 2005). Mr. Bradshaw has also worked for Price Waterhouse & Co. and Arthur Andersen & Co. Mr. Bradshaw has been a Certified Public Accountant since 1978. Mr. Bradshaw received his Bachelors Degree in Accounting in 1976 and his Masters of Business Administration in 1977, both from Texas A&M University.

Randal Matkaluk has been a director of Triangle Petroleum Corporation since August 2007. Mr. Matkaluk has been the Chief Financial Officer and Corporate Secretary of Vigilant Exploration Inc., a private oil and gas exploration company, since November 2008. From March 2006 to October 2008, Mr. Matkaluk was an independent businessman. Mr. Matkaluk has been a Director and Officer of Virtutone Networks Inc. (formerly “Sawhill Capital Ltd.”) since October 2005. Between January 2003 and February 2006, Mr. Matkaluk was the co-founder and Chief Financial Officer of Relentless Energy Corporation, a private oil and gas exploration company. Between June 2001 and December 2002, Mr. Matkaluk was the Chief Financial Officer of Antrim Energy Inc., a public international oil and gas exploration company listed on the Toronto Stock Exchange. Mr. Matkaluk has also worked for Gopher Oil and Gas Company and Cube Energy Corp. Mr. Matkaluk has been a Chartered Accountant since 1983. Mr. Matkaluk received his Bachelors Degree in Commerce in 1980 from the University of Calgary.

Information about the Board of Directors

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director.

How often did the Board meet during fiscal 2009?

During fiscal 2009, the Board of Directors held 17 meetings. The Board also approved certain actions by unanimous written consent.

What committees has the Board established?

The Board of Directors has standing audit and compensation committees. Information concerning the membership and function of each committee is as follows:

Board Committee Membership

Name	Audit Committee	Compensation Committee
Mark G. Gustafson
Stephen A. Holditch	*	*
David L. Bradshaw	**	*
Randal Matkaluk	*	**

  * Member of Committee
** Chairman of Committee

Audit Committee

The Audit Committee of the Board of Directors of the Company is currently comprised of three directors, Messrs. David L. Bradshaw, Randal Matkaluk and Stephen Holditch, all of whom satisfy the requirements to serve as Independent Directors, as those requirements have been defined by the SEC and NASDAQ. The Board of Directors has determined that Mr. Bradshaw, who is a Certified Public Accountant, licensed in Texas, and having over 25 years of financial experience, qualifies as an “audit committee financial expert.” Mr. Bradshaw is independent of management based on the independence requirements set forth in the FINRA’s definition of “independent director.”

The Audit Committee is appointed by the Company’s Board of Directors to assist the Board in overseeing (1) the quality and integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s independent auditor and (4) the Company’s compliance with legal and regulatory requirements. The authority and responsibilities of the Audit Committee are set forth in a written Audit Committee Charter adopted by the Board. The Charter grants to The Audit Committee, sole responsibility for the appointment, compensation and evaluation of the Company’s independent auditor for the Company, as well as establishing the terms of such engagements. The Audit Committee has the authority to retain the services of independent legal, accounting or other advisors as the Audit Committee deems necessary, with appropriate funding available from the Company, as determined by the Audit Committee, for such services. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval.

Compensation Committee

Our Compensation Committee currently consists of Messrs. David L. Bradshaw, Randal Matkaluk and Stephen Holditch, with Mr. Matkaluk elected as Chairman of the Committee. Our Board of Directors has determined that all of the members are “independent.” Our Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee.

Our Compensation Committee has responsibility for assisting the Board of Directors in, among other things, evaluating and making recommendations regarding the compensation of our executive officers and directors, assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy, periodically evaluating the terms and administration of our incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to our directors and executive officers.

Nomination of Directors

The Company’s Board of Directors as a whole is responsible for identifying individuals qualified to become directors. The Board seeks to identify director candidates based on input provided by a number of sources, including (1) our directors, (2) our stockholders, (3) our Chief Executive Officer or Chairman, and (4) third parties such as professional search firms. In evaluating potential candidates for director, the Board considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Board also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•
whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the SEC in Item 401 of Regulation S-K;

•	whether the person would qualify as an “independent” director under the listing standards of the various stock markets and exchanges;

•	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

•	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Board will consider director candidates recommended by stockholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that stockholders who wish to recommend director candidates for consideration by the Board must comply with the following:

•	The recommendation must be made in writing to the Corporate Secretary at Triangle Petroleum Corporation.

•
The recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company’s Common Stock.

•
The recommendation shall also contain a statement from the recommending shareholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references.

•
A statement from the shareholder nominee indicating that such nominee wants to serve on the Board and could be considered “independent” under the Rules and Regulations of the various stock markets and exchanges and the SEC, as in effect at that time.

All candidates submitted by stockholders will be evaluated by the Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

Director Compensation Table – Fiscal 2009

The following table summarizes the compensation awarded during the fiscal year ended January 31, 2009 to our directors who are not named executive officers in the summary compensation table under “Executive Compensation” below:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Stephen A. Holditch	$40,000	$0	$54,457	$0	$0	$0	$94,457
David L. Bradshaw	$40,000	$0	$76,849	$0	$0	$0	$116,849
Randal Matkaluk	$40,000	$0	$76,849	$0	$0	$0	$116,849

Code of Ethics

We have adopted a Code of Ethics that is designed to deter wrongdoing and to promote honest and ethical conduct and full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications. The Code of Ethics promotes compliance with applicable governmental laws, rules and regulations.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF ITS NOMINEES.

 PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of KPMG LLP as the independent registered public accounting firm of the Company for the year ending January 31, 2010, subject to ratification of the appointment by the Company's stockholders. A representative of KPMG LLP is expected to attend the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Review of the Company's audited financial statements for the fiscal year ended January 31, 2009

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company's internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended January 31, 2009, for filing with the SEC.

Audit Fees

The aggregate fees billed by our current auditor, for professional services rendered for the audit of our annual financial statements during the years ended January 31, 2009 and 2008, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during the fiscal years, were $130,000 and $nil, respectively.

The aggregate fees billed by our previous auditor, for professional services rendered for the audit of our annual financial statements during the years ended January 31, 2009 and 2008, and for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q during the fiscal years, were $43,900 and $75,960, respectively.

Audit-Related Fees

Our current independent registered public accounting firm billed us $97,000 and $nil during the fiscal years ended January 31, 2009 and 2008, respectively, for audit related services. These services relate to required securities filings such as prospectus, Form S-1 and Form S-8.

Our previous independent registered public accounting firm billed us $13,500 and $7,918 during the fiscal years ended January 31, 2009 and 2008, respectively, for audit related services.

Tax Fees

Our current independent registered public accounting firm billed us $17,760 and $3,675 during the fiscal years ended January 31, 2009 and 2008 for tax related work.

Our previous independent registered public accounting firm billed us $nil and $20,000 during the fiscal years ended January 31, 2009 and 2008 for tax related work.

All Other Fees

Our current and previous independent registered public accounting firm did not bill us during fiscal years ended January 31, 2009 or 2008 for other services.

The Board of Directors and Audit Committee have considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED JANUARY 31, 2010.

PROPOSAL 3 — APPROVAL OF A NEW INCENTIVE STOCK OPTION PLAN

At the annual meeting, the Company's stockholders are being asked to approve a new Stock Incentive Plan (the “Plan”). The following is a summary of principal features of the Plan. The summary, however, does not purport to be a complete description of all the provisions of the Plan. A copy of the Plan is attached hereto as Annex A.

General

The Plan was adopted by the Board of Directors on January 28, 2009. The Board of Directors has reserved 10% of the issued and outstanding shares of Common Stock for issuance under the Plan together with all of the Company’s other previously established stock option plans or grants.  As additional shares of Common Stock are issued by the Company, the number of shares reserved for issuance under the Plan will automatically increase to the number that is 10% of the then issued and outstanding shares of Common Stock less all of the Company’s other previously established stock option plans or grants.

Purpose

The purpose of the Plan is to provide an incentive to the directors, officers, employees, consultants and other personnel of the Company or any of its subsidiaries to achieve the longer-term objectives of the Company; to give suitable recognition to the ability and industry of such persons who contribute materially to the success of the Company; and to attract and retain in the employ of the Company or any of its subsidiaries, persons of experience and ability, by providing them with the opportunity to acquire an increased proprietary interest in the Company. In the event that the Plan is not adopted, the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

Administration

The Plan, when approved, will be administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the “Committee”) of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Eligibility

Under the Plan, options (“Options”) may be granted to key employees, officers, directors or consultants of the Company or any of its subsidiaries, as provided in the Plan.

Terms of Options

The term of each Option granted under the Plan shall be contained in a stock option agreement between the optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the Common Stock subject to each Option shall not be less than the fair market value (as set forth in the Plan).

(b) VESTING. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

(c) EXPIRATION. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted, not to exceed the maximum period permitted by the TSX Venture Exchange of ten (10) years after the date on which it was granted (the “Grant Date”). Each Option shall be subject to earlier termination as expressly provided in the Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

(d) TRANSFERABILITY. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Stock resulting from split-up, spin-off or consolidation of shares or any like capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the Plan, any Option granted hereunder shall terminate in the event of a Change of Control (as defined in the Plan, which definition includes a merger, amalgamation, consolidation or absorption of the Company with or into any other entity; the sale of all or substantially all of the assets of the Company; the acquisition by any person of more than 50% of the issued and outstanding shares of Common Stock of the Company; and the election of directors who would represent a majority of the Board of Directors but who were not included in the slate for election proposed by management of the Company). However, the optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be “affiliates” of the Company as that term is defined under the Securities Act. The Common Stock acquired under the Plan by an affiliate may be reoffered or resold in the United States only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Required Vote

Approval of the Plan requires the receipt of the affirmative vote of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the annual meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO.  3:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE NEW INCENTIVE STOCK PLAN.

PROPOSAL 4 — AMENDING THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM 100,000,000 TO 150,000,000 SHARES

The Company currently has authorized capital stock of 100,000,000 shares of Common Stock and 69,926,043 shares of Common Stock are outstanding as of May 7, 2009.  The Board of Directors believes that the increase in authorized common shares would provide the Company greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financings and possible stock based acquisitions.

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock.  However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares.  The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares.  The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult.  For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent shareholders. Similarly, the issuance of additional shares to certain persons allied with the Company's management could have the effect of making it more difficult to remove the Company's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal.  The Company does not have any provisions in its Articles of Incorporation, By-Laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences.  Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.  The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Stockholders should recognize that, as a result of this proposal, they will own a smaller percentage of shares with respect to the total authorized shares of the Company, than they presently own, and will be diluted as a result of any issuances contemplated by the Company in the future.

There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of Common Stock which are proposed to be authorized.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO.  4:

THE BOARD RECOMMENDS A VOTE FOR AMENDING THE ARTICLES OF INCORPORATION.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of May 7, 2009 by:

•	each person known by us to beneficially own more than 5% of our Common Stock (based solely on our review of SEC filings);
•	each of our directors and nominees for director;
•	each of our named executive officers listed in the table entitled “Summary Compensation Table” under the section “Executive Compensation” below; and
•	all of our directors and executive officers as a group.

The percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of, with respect to the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each person’s address is c/o Triangle Petroleum Corporation, Suite 1250, 521-3rd Avenue SW, Calgary, Alberta T2P 3T3, Canada, unless otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percent of Class(1)

5% Stockholders:
Palo Alto Investors, LLC	14,751,350	(2)	21.10%
470 University Avenue
Palo Alto, California 94301

Sprott Asset Management	10,262,700	(3)	13.99%
200 Bay Street, Suite 2700
Box 27 Toronto, Ontario M5J 2J1

Luxor Capital Group, LP	8,163,200	(4)	11.39%
767 Fifth Avenue
New York

Directors and Named Executive Officers:
Mark Gustafson	2,907,500	(5)	4.15%
Howard Anderson	803,500	(6)	1.14%
Stephen A. Holditch	555,600	(7)	*
Shaun Toker	220,000	(8)	*
David L. Bradshaw	220,000	(9)	*
Randal Matkaluk	190,000	(8)	*
All directors and executive officers as a group (6 persons)	4,896,600	(5)(6)(7)(8)(9)	6.85%

* Less than 1%.

(1)
Shares of Common Stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into Common Stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of May 7, 2009. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding Common Stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding Common Stock beneficially owned by any other person. As of May 7, 2009, there were 69,926,043 shares of our Common Stock outstanding.

(2)
As reported pursuant to a Schedule 13G filed with the SEC on February 17, 2009. Palo Alto Investors, LLC is a registered investment adviser and general partner of Micro Cap Partners, L.P., Palo Alto Global Energy Master Fund, L.P., Palo Alto Global Energy Fund, L.P., Palo Alto Small Cap Master Fund, L.P. and Palo Alto Small Cap Fund, L.P., who in the aggregate, own 14,751,350 shares of Triangle Common Stock. Palo Alto Investors is the manager of Palo Alto Investors, LLC. William L. Edwards is the controlling shareholder and President of Palo Alto Investors. Each of Mr. Edwards, PAI and Palo Alto Investors disclaims beneficial ownership of the Common Stock except to the extent of that person's pecuniary interest therein and each disclaims that it is, the beneficial owner, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, of any of the Common Stock.

(3)
As reported pursuant to a Schedule 13G/A filed with the SEC on February 13, 2009. Includes 3,420,900 shares of Common Stock issuable upon exercise of warrants. Kirstin McTaggart, the Chief Compliance Officer of Sprott Asset Management has voting and dispositive power over the shares held by Sprott Asset Management. Ms. McTaggart disclaims beneficial ownership of the Common Stock.

(4)
As reported pursuant to a Schedule 13G/A filed with the SEC on June 9, 2008. Luxor Capital Group, LP is the investment manager of Luxor Capital Partners, LP, LCG Select, LLC, Luxor Spectrum, LLC, Luxor Capital Partners Offshore, Ltd., LCG Select Offshore, Ltd. and Luxor Spectrum Offshore, Ltd., who in the aggregate, beneficially own 8,163,200 shares of our Common Stock, which includes 1,719,369 shares of Common Stock issuable upon exercise of warrants. Luxor Management, LLC is the general partner of Luxor Capital Group. Mr. Christian Leone is the managing member of Luxor Management. LCG Holdings, LLC is the general partner of Luxor Capital Partners, LP and the managing member of LCG Select, LLC and Luxor Spectrum, LLC. Mr. Leone is the managing member of LCG Holdings. Each of Mr. Leone, LCG Holdings, Luxor Management and Luxor Capital Group disclaims beneficial ownership of the Common Stock except to the extent of that person's pecuniary interest therein and each disclaims that it is, the beneficial owner, as defined in Rule 13d-3 under the Securities Exchange Act of 1934, of any of the Common Stock.

(5)
Includes 54,000 shares of Common Stock underlying warrants that are currently exercisable and 80,000 shares of Common Stock underlying options that are currently exercisable or exercisable within 60 days.

(6)
Includes 54,000 shares of Common Stock underlying warrants that are currently exercisable and 240,000 shares of Common Stock underlying options that are currently exercisable or exercisable within 60 days.

(7)
Includes 7,000 shares of Common Stock underlying warrants that are currently exercisable and 510,000 shares of Common Stock underlying options that are currently exercisable or exercisable within 60 days.

(8)	Represents shares of Common Stock underlying options that are currently exercisable or exercisable within 60 days.

(9)
Includes 10,000 shares of Common Stock underlying warrants that are currently exercisable and 190,000 shares of Common Stock underlying options that are currently exercisable or exercisable within 60 days.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities and Exchange Act of 1934 requires our directors and executive officers, and persons who own beneficially more than ten percent (10%) of our Common Stock, to file reports of ownership and changes of ownership with the SEC. Copies of all filed reports are required to be furnished to us pursuant to Section 16(a). Based solely on the reports we received and on written representations from reporting persons, we believe that, during fiscal 2009, our directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements, with the exceptions noted below.

•
A late Form 4 report was filed for Stephen Holditch on June 9, 2008 to report the purchase of 108,000 units in a private placement at a price of $1.40 per unit, effective June 3, 2008. Each unit consisted of one share of Common Stock and one-half of a warrant, each whole warrant entitling the holder to purchase one share of Common Stock exercisable at a price of $2.25 for a period of two years.

•
A late Form 4 report was filed for Ron Hietala on July 3, 2008 to report that he retired as an officer and director and was thus no longer a reporting person pursuant to Section 16, effective June 30, 2008.

•	A late Form 4 report was filed for Randal Matkaluk on July 8, 2008 to report the granting of 75,000 stock options, effective July 2, 2008.

•	A late Form 4 report was filed for Stephen Holditch on January 5, 2009 to report the purchase of 50,000 shares of Common Stock, effective December 26, 2008.

•	A late Form 4 report was filed for Shaun Toker on February 2, 2009 to report the granting of 375,000 stock options, effective January 28, 2009.

•	A late Form 4 report was filed for Howard Anderson on February 2, 2009 to report the granting of 375,000 stock options, effective January 28, 2009.

•	A late Form 4 report was filed for Mark Gustafson on February 2, 2009 to report the granting of 500,000 stock options, effective January 28, 2009.

•	A late Form 4 report was filed for David Bradshaw on February 3, 2009 to report the granting of 150,000 stock options, effective January 28, 2009.

•	A late Form 4 report was filed for Randal Matkaluk on February 3, 2009 to report the granting of 150,000 stock options, effective January 28, 2009.

•	A late Form 4 report was filed for Stephen Holditch on February 17, 2009 to report the granting of 150,000 stock options, effective January 28, 2009.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information regarding our CEO and each of our most highly-compensated executive officers whose total annual salary and bonus for the fiscal years ending January 31, 2009, 2008 and 2007 exceeded $100,000:

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compen- sation ($)	Total ($)
Mark Gustafson (a),	2009	201,000	29,000	-	47,481	835	278,316
CEO, Principal	2008	288,000	-	606,667	-	1,083	895,750
Executive Officer	2007	153,000	-	2,080,000	-	763	2,233,763

Howard Anderson (b),
President and COO	2009	156,000	-	-	93,798	2,326	252,124

Shaun Toker (c),
CFO, Principal	2009	122,000	39,000	-	57,545	5,533	224,078
Financial Officer	2008	56,500	5,000	-	54,760	2,706	118,966

Ron Hietala (d),
Former President of	2009	48,000	16,000	-	-	197	64,197
Elmworth Energy	2008	-	-	450,000	-	220,000	670,000
Corporation	2007	-	-	1,350,000	-	240,000	1,590,000

Aly Musani (e),
Former CFO, Principal	2008	78,000	-	-	121,678	3,724	203,402
Financial Officer	2007	120,000	17,500	-	243,356	6,278	387,134

Troy Wagner (f),	2008	133,333	-	-	145,395	12,777	291,505
Former COO	2007	96,282	-	-	282,283	3,294	381,859

a)
Effective February 1, 2006, we agreed to pay a salary of Cdn$12,000 per month to Mr. Gustafson. On November 1, 2006, we agreed to pay a salary of Cdn$24,000 per month to Mr. Gustafson. Effective March 17, 2008, we agreed to pay a salary of Cdn$20,000 per month to Mr. Gustafson.

b)	Effective February 1, 2008, we agreed to pay a salary of Cdn$15,000 per month to Mr. Anderson. On July 1, 2008, we agreed to pay a salary of Cdn$16,667 per month to Mr. Anderson.
c)
Effective September 1, 2007, we agreed to pay an annual salary of Cdn$120,000 to Mr. Toker until December 31, 2007. Effective January 1, 2008, we agreed to pay an annual salary of Cdn$150,000 to Mr. Toker.

d)
On June 23, 2005, we entered into a management consulting agreement with RWH Management Services Ltd. (RWH Management Serves Ltd. is owned by Mr. Hietala). Under the terms of the agreement, we agreed to pay US$20,000 per month for an initial term of two years. The agreement was extended to December 31, 2007. Effective March 17, 2008, we agreed to pay a salary of Cdn$16,667 per month to Mr. Hietala. Mr. Hietala resigned effective June 30, 2008.

e)	Effective January 1, 2006, we agreed to pay a salary of Cdn$12,000 per month to Mr. Musani. Mr. Musani resigned effective August 15, 2007.
f)	Effective August 8, 2006, we agreed to pay an annual salary of Cdn$200,000 to Mr. Wagner. Mr. Wagner resigned effective September 30, 2007.

Employment Agreements with Executive Officers

Mark Gustafson

Effective March 17, 2008, Elmworth Energy Corporation entered into a new employment agreement with Mark Gustafson as Chief Executive Officer, until such time as either party terminates the agreement. Pursuant to the agreement, Mr. Gustafson receives an annual salary of $240,000. In addition, Mr. Gustafson is entitled to receive an annual bonus based upon various criteria targets. Additionally, Mr. Gustafson is entitled to participate in any and all benefit plans, from time to time, in effect for executives, along with vacation, sick and holiday pay in accordance with Elmworth’s policies established and in effect from time to time. In the event that Mr. Gustafson’s employment is terminated by Elmworth without cause (as defined in the agreement), Mr. Gustafson is entitled to a severance payment of three months salary, plus an additional month of salary for every completed year of employment with Elmworth, subject to a maximum severance payment of 12 months salary.

Shaun Toker

Effective January 31, 2008, Elmworth entered into a new employment agreement with Shaun Toker as Chief Financial Officer, until such time as either party terminates the agreement. Pursuant to the agreement, Mr. Toker receives an annual salary of $150,000 and up to an additional $25,000 for filing the quarterly and annual reports of the Company within agreed upon time frames. In addition, Mr. Toker is entitled to receive an annual bonus based upon various criteria targets. Additionally, Mr. Toker is entitled to participate in any and all benefit plans, from time to time, in effect for executives, along with vacation, sick and holiday pay in accordance with Elmworth’s policies established and in effect from time to time. In the event that Mr. Toker’s employment is terminated by Elmworth without cause (as defined in the agreement), Mr. Toker is entitled to a severance payment of three months salary, plus an additional month of salary for every completed year of employment with Elmworth, subject to a maximum severance payment of 12 months salary.

J. Howard Anderson

Effective July 1, 2008, Elmworth entered into a new employment agreement with Mr. Anderson as Chief Operating Officer, until such time as either party terminates the agreement. Pursuant to the agreement, Mr. Anderson receives an annual salary of $200,000. In addition, Mr. Anderson is entitled to receive an annual bonus based upon various criteria targets. Additionally, Mr. Anderson is entitled to participate in any and all benefit plans, from time to time, in effect for executives, along with vacation, sick and holiday pay in accordance with Elmworth’s policies established and in effect from time to time. In the event that Mr. Anderson’s employment is terminated by Elmworth without cause (as defined in the agreement), Mr. Anderson is entitled to a severance payment of three months salary, plus an additional month of salary for every completed year of employment with Elmworth, subject to a maximum severance payment of 12 months salary.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information regarding the number of stock options granted to named executive officers during fiscal 2009.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Mark Gustafson	July 2, 2008	200,000	$1.40	155,940
	January 28, 2009	500,000	C$0.30	88,454
Howard Anderson	February 1, 2008	300,000	$2.00	138,540
	July 2, 2008	150,000	$1.40	116,955
	January 28, 2009	375,000	C$0.30	66,340
Shaun Toker	July 2, 2008	50,000	$1.40	38,985
	January 28, 2009	375,000	C$0.30	66,340

 Outstanding Equity Awards at Fiscal Year-End Table.

The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options, as well as the exercise prices and expiration dates thereof, as of January 31, 2009.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)		Option Expiration Date (mm/dd/yy)
Mark Gustafson	40,000	160,000		$1.40	07/02/13
	0	500,000	$	C0.30	02/28/14
Howard Anderson	120,000	180,000		$2.00	02/01/13
	30,000	120,000		$1.40	07/02/13
	0	375,000	$	C0.30	02/28/14
Shaun Toker	150,000	100,000		$2.00	08/16/12
	10,000	40,000		$1.40	07/02/13
	0	375,000	$	C0.30	02/28/14

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There have been no transactions, or proposed transactions, which have materially affected or will materially affect us in which any director, executive officer or beneficial holder of more than 5% of the outstanding Common Stock, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest. We have no policy regarding entering into transactions with affiliated parties.

FUTURE PROPOSALS OF SECURITY HOLDERS

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials for the 2010 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible, the stockholder proposals must be received by our Secretary at our principal executive office on or before February 1, 2010. Under SEC rules, you must have continuously held for at least one year prior to the submission of the proposal (and continue to hold through the date of the meeting) at least $2,000 in market value, or 1%, of our outstanding stock in order to submit a proposal which you seek to have included in the Company’s proxy materials. We may, subject to SEC review and guidelines, decline to include any proposal in our proxy materials.

Stockholders who wish to make a proposal at the 2010 annual meeting of stockholders, other than one that will be included in our proxy materials, must notify us no later than April 30, 2010 (see Rule 14a-4(c)(1) under the Exchange Act). If a stockholder who wishes to present a proposal fails to notify us by April 30, 2010, the proxies that management solicits for the meeting will confer discretionary authority to vote on the stockholder’s proposal if it is properly brought before the meeting.

HOUSE HOLDING OF MATERIALS

In some instances, only one copy of the Notice, this proxy statement or our annual report, as applicable, is being delivered to multiple stockholders sharing an address, unless we have received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly, upon oral or written request, a separate copy of the applicable materials to a stockholder at a shared address to which a single copy was delivered. If you wish to receive a separate copy of the Notice, this proxy statement or our annual report, as applicable, you may call us at 403-262-4471, or send a written request to Triangle Petroleum Corporation, Suite 1250, 521-3rd Avenue SW, Calgary, Alberta T2P 3T3, Canada, attention Investor Relations.  If you have received only one copy of the Notice, proxy statement or annual report, and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the Notice, proxy statement or annual report, may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ MARK GUSTAFSON
Mark Gustafson
Chief Executive Officer and
Chairman of the Board of Directors

Calgary, Alberta
May 8, 2009

ANNEX A

Triangle Petroleum Corporation

STOCK OPTION PLAN

1.	Purpose

The purpose of the Plan is to provide an incentive to the directors, officers, employees, consultants and other personnel of the Corporation or any of its subsidiaries to achieve the longer-term objectives of the Corporation; to give suitable recognition to the ability and industry of such persons who contribute materially to the success of the Corporation; and to attract to and retain in the employ of the Corporation or any of its subsidiaries, persons of experience and ability, by providing them with the opportunity to acquire an increased proprietary interest in the Corporation.

2.	Definitions and Interpretation

When used in this Plan, unless there is something in the subject matter or context inconsistent therewith, the following words and terms shall have the respective meanings ascribed to them as follows:

(a)	“Black-Out Period” means a period of time imposed by the Corporation upon certain designated persons during which those persons may not trade in any securities of the Corporation;

(b)	“Board of Directors” means the board of directors of the Corporation;

(c)	“Change in Control” means:
•	the sale of all or substantially all of the assets of the Corporation;
•
the acquisition by any person of Common Shares, or other securities of the Corporation having rights of purchase, conversion or exchange into Common Shares by such person, which exceeds 50% of the issued and outstanding Common Shares;

•
the merger, amalgamation, consolidation or absorption of the Corporation with or into any other entity, but only if the shareholders of the Corporation immediately prior to such transaction own, immediately after the transaction, voting securities of the merged entity carrying less than 50% of the votes for the election of directors;

•
the election at a meeting of the Corporation’s shareholders of that number of persons which would represent a majority of the Board of Directors as directors of the Corporation, who are not included in the slate for election as directors proposed to the Corporation’s shareholders by management of the Corporation; or

•
a determination by the Board of Directors that there has been a change, whether by way of a change in the holding of the common shares of the Corporation, in the ownership of the Corporation's assets or by any other means, as a result of which any person or group of persons acting jointly or in concert is in a position to exercise effective control of the Corporation.

(d)
“Common Shares” means common shares in the capital of the Corporation and any shares or securities of the Corporation into which such common shares are changed, converted, subdivided, consolidated or reclassified;

(e)
“Corporation” means Triangle Petroleum Corporation and any successor corporation and any reference herein to action by the Corporation means action by or under the authority of its Board of Directors or a duly empowered committee appointed by the Board of Directors;

(f)	“Exchange” means the TSX Venture Exchange Inc. or any other stock exchange on which the Common Shares are listed;

(g)	“Exchange Policies” means the policies of the Exchange, including those set forth in the Corporate Finance Manual of the Exchange;

(h)	“Insider” has the meaning ascribed thereto in Exchange Policies;

(i)	“Market Price” means the last per share closing price for the Common Shares on the Exchange on the day before the date of grant of an Option;

(j)
“Option” means an option granted by the Corporation to an Optionee entitling such Optionee to acquire a designated number of Common Shares from treasury at a price determined by the Board of Directors;

(k)
“Option Period” means the period determined by the Board of Directors during which an Optionee may exercise an Option, not to exceed the maximum period permitted by the Exchange, which maximum period is ten (10) years other than any permitted extension pursuant to Section 8 due to a Black-Out Period;

(l)
“Optionee” means a person who is a director, officer, employee, consultant or other personnel of the Corporation or a subsidiary of the Corporation; a corporation wholly-owned by such persons; or any other individual or body corporate who may be granted an option pursuant to the requirements of the Exchange, who is granted an Option pursuant to this Plan; and

(m)	“Plan” shall mean the Corporation's incentive stock option plan as embodied herein and as from time to time amended.

Capitalized terms in the Plan that are not otherwise defined herein shall have the meaning set out in the Exchange Policies, including without limitation “Consultant”, “Employee”, “Insider”, “Investor Relations Activities”, “Management Company Employee”, “Tier 1 Issuer” and “Tier 2 Issuer”.

Wherever the singular or masculine is used in this Plan, the same shall be construed as meaning the plural or feminine or body corporate and vice versa, where the context or the parties so require.

3.	Administration

The Plan shall be administered by the Board of Directors. The Board of Directors shall have full and final discretion to interpret the provisions of the Plan and to prescribe, amend, rescind and waive rules and regulations to govern the administration and operation of the Plan. All decisions and interpretations made by the Board of Directors shall be binding and conclusive upon the Corporation and on all persons eligible to participate in the Plan, subject to shareholder approval if required by the Exchange. Notwithstanding the foregoing or any other provision contained herein, the Board of Directors shall have the right to delegate the administration and operation of the Plan to a committee of directors appointed from time to time by the Board of Directors, in which case all references herein to the Board of Directors shall be deemed to refer to such committee.

4.	Eligibility

The Board of Directors may at any time and from time to time designate those Optionees who are to be granted an Option pursuant to the Plan and grant an Option to such Optionee. Subject to Exchange Policies and the limitations contained herein, the Board of Directors is authorized to provide for the grant and exercise of Options on such terms (which may vary as between Options) as it shall determine. No Option shall be granted to any person except upon recommendation of the Board of Directors. A person who has been granted an Option may, if he is otherwise eligible and if permitted by Exchange Policies, be granted an additional Option or Options if the Board of Directors shall so determine. Subject to Exchange Policies, the Corporation shall represent that the Optionee is a bona fide Employee, Consultant or Management Company Employee (as such terms are defined in Exchange Policies) in respect of Options granted to such Optionees.

5.	Participation

Participation in the Plan shall be entirely voluntary and any decision not to participate shall not affect an Optionee's relationship or employment with the Corporation.

Notwithstanding any express or implied term of this Plan or any Option to the contrary, the granting of an Option pursuant to the Plan shall in no way be construed as conferring on any Optionee any right with respect to continuance as a director, officer, employee or consultant of the Corporation or any subsidiary of the Corporation.

Options shall not be affected by any change of employment of the Optionee or by the Optionee ceasing to be a director or officer of or a consultant to the Corporation or any of its subsidiaries, where the Optionee at the same time becomes or continues to be a director, officer or full-time employee of or a consultant to the Corporation or any of its subsidiaries.

No Optionee shall have any of the rights of a shareholder of the Corporation in respect to Common Shares issuable on exercise of an Option until such Common Shares shall have been paid for in full and issued by the Corporation on exercise of the Option, pursuant to this Plan.

6.	Common Shares Subject to Options

The number of authorized but unissued Common Shares that may be issued upon the exercise of Options granted under the Plan at any time plus the number of Common Shares reserved for issuance under outstanding incentive stock options otherwise granted by the Corporation shall not exceed 10% of the issued and outstanding Common Shares on a non-diluted basis at any time, and such aggregate number of Common Shares shall automatically increase or decrease as the number of issued and outstanding Common Shares changes. The Options granted under the Plan together with all of the Corporation's other previously established stock option plans or grants, shall not result at any time in:

(a)	the number of Common Shares reserved for its issuance in connection with the Plan exceeding 10% of the issued and outstanding Common Shares;

(b)	the number of Common Shares reserved for issuance pursuant to Options granted to Insiders exceeding 10% of the issued and outstanding Common Shares;

(c)	the grant to Insiders within a 12 month period, of a number of Options exceeding 10% of the outstanding Common Shares; or

(d)	the grant to any one (1) Optionee within a twelve month period, of a number of Options exceeding 5% of the issued and outstanding Common Shares.

Notwithstanding the foregoing, the aggregate number of Common Shares reserved for issuance to all Persons employed to provide Investor Relations Activities or to any one Consultant (as such terms are defined in Exchange Policies) under Options granted in any 12 month period shall not exceed 2% of the issued and outstanding Common Shares determined at the date of grant.

Appropriate adjustments shall be made as set forth in Section 14 hereof, in both the number of Common Shares covered by individual grants and the total number of Common Shares authorized to be issued hereunder, to give effect to any relevant changes in the capitalization of the Corporation.

If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased Common Shares subject thereto shall again be available for the purpose of the Plan.

7.	Option Agreement

A written agreement will be entered into between the Corporation and each Optionee to whom an Option is granted hereunder, which agreement will set out the number of Common Shares subject to option, the exercise price and any other terms and conditions approved by the Board of Directors, all in accordance with the provisions of this Plan (herein referred to as the “Stock Option Agreement”). The Stock Option Agreement will be in such form as the Board of Directors may from time to time approve, and may contain such terms as may be considered necessary in order that the Option will comply with any provisions respecting options in the income tax or other laws in force in any country or jurisdiction of which the Optionee may from time to time be a resident or citizen or the rules of any regulatory body having jurisdiction over the Corporation.

8.	Option Period and Exercise Price

Each Option and all rights thereunder shall be expressed to expire on the date set out in the respective Stock Option Agreement, which shall be the date of the expiry of the Option Period (the “Expiry Date”), subject to earlier termination as provided in Sections 10 and 11 hereof.

Notwithstanding the foregoing, in the event that the Expiry Date falls within a Black-Out Period or within ten (10) business days immediately after a Black-Out Period ends, the new Expiry Date of the Option shall be ten (10) business days from the date that the Black-Out Period ends.

Subject to Exchange Policies and any limitations imposed by any relevant regulatory authority, the exercise price of an Option granted under the Plan shall be as determined by the Board of Directors when such Option is granted and shall be an amount at least equal to the Market Price of the Common Shares.

9.	Exercise of Options

An Optionee shall be entitled to exercise an Option granted to him at any time prior to the expiry of the Option Period, subject to Sections 10 and 11 hereof and, subject to the discretion of the Board of Directors, to the following vesting limitations: an Option shall become exercisable as to one-third on each of the first, second and third anniversaries of the date of the grant.

The exercise of any Option will be conditional upon receipt by the Corporation at its head office of a written notice of exercise, specifying the number of Common Shares in respect of which the Option is being exercised, accompanied by cash payment, certified cheque or bank draft for the full purchase price of such Common Shares with respect to which the Option is being exercised.

Common Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Common Shares pursuant thereto shall comply with all relevant provisions of applicable securities law, including, without limitation, the United States Securities Act of 1933, as amended, the United States Securities and Exchange Act of 1934, as amended, applicable U.S. state laws, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or consolidated stock price reporting system on which prices for the Common Shares are quoted at any given time. As a condition to the exercise of an Option, the Corporation may require the person exercising such Option to represent and warrant at the time of any such exercise that the Common Shares are being purchased only for investment and without any present intention to sell or distribute such Common Shares if, in the opinion of counsel for the Corporation, such a representation is required by law.

10.	Ceasing to be a Director, Officer, Employee or Consultant

If an Optionee ceases to be a director, officer, employee or consultant of the Corporation or its subsidiaries for any reason other than death, the Optionee may, but only within ten (10) days after the Optionee ceasing to be a director, officer, employee or consultant (or three (3) days in the case of an Optionee engaged in Investor Relations Activities) or prior to the expiry of the Option Period, whichever is earlier, exercise any Option held by the Optionee, but only to the extent that the Optionee was entitled to exercise the Option at the date of such cessation. For greater certainty, any Optionee who is deemed to be an employee of the Corporation pursuant to any medical or disability plan of the Corporation shall be deemed to be an employee for the purposes of the Plan.

11.	Death of Optionee

In the event of the death of an Optionee, the Option previously granted to him shall be exercisable within six (6) months following the date of the death of the Optionee or prior to the expiry of the Option Period, whichever is earlier, and then only:

(a)
by the person or persons to whom the Optionee's rights under the Option shall pass by the Optionee's will or the laws of descent and distribution, or by the Optionee's legal personal representative; and

(b)	to the extent that the Optionee was entitled to exercise the Option at the date of the Optionee's death.

12.	Optionee's Rights Not Transferable

No right or interest of any Optionee in or under the Plan is assignable or transferable, in whole or in part, either directly or by operation of law or otherwise in any manner except by bequeath or the laws of descent and distribution, subject to the requirements of the Exchange, or as otherwise allowed by the Exchange.

Subject to the foregoing, the terms of the Plan shall bind the Corporation and its successors and assigns, and each Optionee and his heirs, executors, administrators and personal representatives.

13.	Takeover or Change of Control

In the event of any proposed Change in Control of the Corporation, any Option granted under the plan shall terminate, but, provided that the Optionee shall have the right ten (10) days prior to the effective date of any such Change in Control to exercise his Option in whole or in part whether or not the vesting requirements set forth in the Stock Option Agreement have been satisfied. If the Change of Control is not completed, any Option remaining unexercised shall be subject to the original terms of the Stock Option Agreement relating to the grant of the Option as if the Change in Control had not been proposed.

14.	Anti-Dilution of the Option

In the event of:

(a)
any subdivision, redivision or change of the Common Shares at any time during the term of the Option into a greater number of Common Shares, the Corporation shall deliver, at the time of any exercise thereafter of the Option, such number of Common Shares as would have resulted from such subdivision, redivision or change if the exercise of the Option had been made prior to the date of such subdivision, redivision or change;

(b)
any consolidation or change of the Common Shares at any time during the term of the Option into a lesser number of Common Shares, the number of Common Shares deliverable by the Corporation on any exercise thereafter of the Option shall be reduced to such number of Common Shares as would have resulted from such consolidation or change if the exercise of the Option had been made prior to the date of such consolidation or change;

(c)
any reclassification of the Common Shares at any time outstanding or change of the Common Shares into other shares, or in case of the consolidation, amalgamation or merger of the Corporation with or into any other corporation (other than a consolidation, amalgamation or merger which does not result in a reclassification of the outstanding Common Shares or a change of the Common Shares into other shares), or in case of any transfer of the undertaking or assets of the Corporation as an entirety or substantially as an entirety to another corporation, at any time during the term of the Option, the Optionee shall be entitled to receive, and shall accept, in lieu of the number of Common Shares to which he was theretofore entitled upon exercise of the Option, the kind and amount of shares and other securities or property which such holder would have been entitled to receive as a result of such reclassification, change, consolidation, amalgamation, merger or transfer if, on the effective date thereof, he had been the holder of the number of Common Shares to which he was entitled upon exercise of the Option.

Adjustments shall be made successively whenever any event referred to in this section shall occur. For greater certainty, the Optionee shall pay for the number of shares, other securities or property as aforesaid, the amount the Optionee would have paid if the Optionee had exercised the Option prior to the effective date of such subdivision, redivision, consolidation or change of the Common Shares or such reclassification, consolidation, amalgamation, merger or transfer, as the case may be.

15.	Costs

The Corporation shall pay all costs of administering the Plan.

16.	Termination and Amendment

The Board of Directors may amend from time to time or suspend, terminate or discontinue the terms and conditions of this Plan or any outstanding Option granted hereunder by resolution of the Board. Any amendments shall be subject to the prior consent of any applicable regulatory bodies, including the Exchange. Except as otherwise provided, any amendment to the Plan shall take effect only with respect to Options granted after the effective date of the amendment; provided that it may apply to Outstanding Options with the mutual consent of the Corporation and the Optionee to whom such Options have been granted. The Board of Directors shall have the power and authority to approve amendments relating to the Plan or to Options at any time, without the further approval of the shareholders of the Corporation or any Optionee whose Option is amended or terminated, including, without limitation, to the extent that such amendment:

(a)
is necessary to conform this Plan or such Option, as the case may be, to applicable law or regulation or the requirements of the Exchange or any relevant regulatory authority, whether or not such amendment or termination would affect any accrued rights;

(b)	is for the purpose of curing any ambiguity, error or omission in the Plan or to correct or supplement any provision of the Plan that is inconsistent with any other provision of the Plan;

(c)	is an amendment to the Plan respecting administration and eligibility for participation under the Plan;

(d)	changes the terms and conditions on which Options have been granted pursuant to the Plan, including the re-pricing of such Options and changes to the length of the Option Period;

(e)	alters, extends or accelerates the terms of vesting applicable to any Option;

(f)	amends or modifies the mechanics for exercising Options, including the addition of a cashless exercise feature; or

(g)	is an amendment to the Plan of a “housekeeping nature”;

provided that in case of any alteration, amendment or variation referred to in paragraph (a) and (b) of this Section 16 the alteration, amendment or variation does not:

(h)	amend the number of Common Shares issuable under the Plan;

(i)	increase an Option Period beyond the maximum period permitted by the Exchange, other than any permitted extension thereto due to a Black-Out Period;

(j)	add any form of financial assistance by the Corporation for the exercise of any Option;

(k)	result in a material or unreasonable dilution in the number of outstanding Common Shares or any material benefit to an Optionee; or

(l)	change the class of eligible participants to the Plan which would have the potential of broadening or increasing participation by Insiders of the Corporation;

and further provided that

(m)	disinterested shareholder approval will be obtained for any reduction in the exercise price of an Option if the Optionee is an Insider of the Corporation at the time of the proposed amendment; and

(n)
any Options granted prior to acceptance and approval of such amendments by the Exchange shall be conditional upon such approval and acceptance being given and no such Options may be exercised unless and until such approval and acceptance are given.

17.	Applicable Law

This Plan shall be governed by, administered and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.

18.	Prior Plans

On the effective date (as set out in Section 19 hereof), subject to Exchange approval and, if required, shareholder approval, no additional options shall be granted under any prior stock option plans.

19.	Effective Date

This Plan shall become effective as of and from, January 28, 2009.

PROXY

TRIANGLE PETROLEUM CORPORATION

PROXY FOR ANNUAL MEETING TO BE HELD ON JULY 8, 2009
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints MARK GUSTAFSON and SHAUN TOKER and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the “Meeting”) to be held on July 8, 2009, at 11:00 a.m., local time, at the Company’s offices located at Suite 1250, 521-3rd Avenue SW, Calgary, Alberta T2P 3T3, Canada, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

THIS IS YOUR PROXY
YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Triangle Petroleum Corporation to be held at the Company’s offices located at Suite 1250, 521-3rd Avenue SW, Calgary, Alberta T2P 3T3, Canada on Wednesday, July 8, 2009 at 11:00 a.m. (local time).

Please read the proxy statement, which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS

1.	ELECTION OF DIRECTORS —	FOR	WITHHOLD
Nominees:

	Mark Gustafson	☐	☐
	Stephen Holditch	☐	☐
	David Bradshaw	☐	☐
	Randal Matkaluk	☐	☐

(Except nominee(s) written above)

		FOR	AGAINST	ABSTAIN
2.	Proposal to approve appointment of	☐	☐	☐
KPMG LLP as independent registered
public accounting firm

3.	Proposal to approve amendment of	FOR	AGAINST	ABSTAIN
	Company’s Articles of Incorporation to	☐	☐	☐
increase the number of authorized shares
of Common Stock to 150,000,000

		FOR	AGAINST	ABSTAIN
4.	Proposal to approve the New Incentive	☐	☐	☐
Stock Option Plan.

If you plan to attend the Annual Meeting please mark this box ☐

Dated:                , 2009

Signature

Name (printed)

Title
Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

FOLD AND DETACH HERE